EXHIBIT 3.1

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

                                               ====================           Filed # C10208-02
[State of    DEAN HELLER                                                       APR 2 3 2002
 Nevada      Secretary of State                     Articles of                  Office of
 Seal)       202 North Carson Street               Incorporation             /s/ Dean Heller
             Carson City, Nevada 89709-4201                             Dean Heller Secretary of State
             (775) 684 5708                    (PURSUANT TO NRS 78)
                                               ====================
             Important: Read attached instructions before completing form.
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
1.NAME OF CORPORATION:     OLD GOAT ENTERPRISES, INC.
  -------------------      ---------------------------------------------------------------------------------

2.RESIDENT AGENT NAME      CSC Services of Nevada. Inc.
  AND STREET ADDRESS:      ---------------------------------------------------------------------------------
                                      Name

                             502 East John Street      Carson City       Nevada       89706
                           ---------------------------------------------------------------------------------
                            Physical Street Address     City             State      Zip Code
                           =================================================================================
3. SHARES:
   (number of shares
    corporation             Number of shares                                        Number of shares
    authorized to issue)    with par value:  75,000,000       par value: .001      without par value:
                                            -------------               ------                       ------
                           =================================================================================

4. NAMES, ADDRESSES        The First Board of Directors/Trustees shall consist of one members whose names
   NUMBER OF BOARD OF                                                            ----
   DIRECTORS/TRUSTEES      are as follows:
                            1. DENNIS COX
                           ---------------------------------------------------------------------------------
                           Name
                           ---------------------------------------------------------------------------------
                           4526 NEVILLE ST.,         BURNABY, BC      CANADA                      VSJ2G8
                           ---------------------------------------------------------------------------------
                             Street Address             City         State                      Zip Code
                           ---------------------------------------------------------------------------------
                            2.
                           ---------------------------------------------------------------------------------
                           Name
                           ---------------------------------------------------------------------------------

                           ---------------------------------------------------------------------------------
                             Street Address             City         State                      Zip Code
                           ---------------------------------------------------------------------------------
                            3.
                           ---------------------------------------------------------------------------------
                           Name
                           ---------------------------------------------------------------------------------

                           ---------------------------------------------------------------------------------
                             Street Address             City         State                      Zip Code
                           ---------------------------------------------------------------------------------
                            4.
                           ---------------------------------------------------------------------------------
                           Name
                           ---------------------------------------------------------------------------------

                           ---------------------------------------------------------------------------------
                             Street Address             City         State                      Zip Code
                           ---------------------------------------------------------------------------------
                            5.
                           ---------------------------------------------------------------------------------
                           Name
                           ---------------------------------------------------------------------------------

                           ---------------------------------------------------------------------------------
                             Street Address             City         State                      Zip Code
                           =================================================================================

5. PURPOSE:                The purpose of this Corporation shall be:
                           =================================================================================

6. OTHER MATTERS:          Number of additional pages attached:
                           =================================================================================

7. NAMES, ADDRESSES        CSC SERVICES OF NEVADA, INC.                           /s/ [illegible]
   AND SIGNATURES OF       ---------------------------------------------------------------------------------
   INCORPORATORS:          Name                                                    Signature
                           502 EAST JOHN STREET,        CARSON CITY        NV                 89706
                           ---------------------------------------------------------------------------------
                            Address                       City           State               Zip Code
                           ---------------------------------------------------------------------------------
                           Name                                                    Signature
                           ---------------------------------------------------------------------------------
                           Address                       City           State               Zip Code
                           =================================================================================

8. CERTIFICATE OF          I, CSC Services of Nevada, Inc.hereby accept appointment as Resident Agent
   ACCEPTANCE OF              ---------------------------  for the above named corporation
   APPOINTMENT OF
   RESIDENT AGENT          CSC Services of Nevada, Inc.
                           By: /s/ [illegible]                                             4/22/2002
                           ---------------------------------------------------------   -----------------
                           Authorized Signature of R.A. or On Behalf of R.A. Company        Date
                           =================================================================================
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